Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1963

                        Buyback Leaders Portfolio 2019-2

                        INVESCO UNIT TRUSTS, SERIES 1975

      The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2019-3


                         Supplement to the Prospectuses

Effective July 1, 2019, United Continental Holdings, Inc. changed its name to United Airlines Holdings, Inc. As a result, effective immediately, all references in each Portfolio's Prospectus to United Continental Holdings, Inc. are replaced by United Airlines Holdings, Inc.

Supplement Dated:  July 2, 2019